EXHIBIT 99.3
                                  ------------

                            The Novation Confirmation

[BEAR STEARNS LOGO]                         BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:                             July 27, 2006

TO:                               Deutsche Bank National Trust Company, not in
                                  its individual capacity but solely as Trustee
                                  of the Supplemental Interest Trust created
                                  under the Pooling and Servicing Agreement
                                  dated as of July 1, 2006 in respect of
                                  Residential Asset Securitization Trust
                                  2006-A10
ATTENTION:                        Trust Administration - IN0610
TELEPHONE:                        1-714-247-6000
FACSIMILE:                        1-714-247-6285

TO:                               Goldman Sachs Capital Markets, L.P.
ATTENTION:                        Roger Yao
TELEPHONE:                        212-357-8377
FACSIMILE:                        212-493-0495

FROM:                             Derivatives Documentation
TELEPHONE:                        212-272-2711
FACSIMILE:                        212-272-9857

RE:                               Novation Confirmation

REFERENCE NUMBER(S):              FXNEC8555


The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the 2000 ISDA Definitions and/or (iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern.

2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

           Novation Trade Date:                 July 27, 2006
           Novation Date:                       July 27, 2006
           Novated Amount:                      USD 50,000,000
           Transferor:                          Goldman Sachs Capital Markets,
                                                L.P.
           Transferee:                          Deutsche Bank National Trust
                                                Company, not in its individual
                                                capacity but solely as Trustee
                                                of the Supplemental Interest
                                                Trust created under the Pooling
                                                and Servicing Agreement dated as
                                                of July 1, 2006 in respect of
                                                Residential Asset Securitization
                                                Trust 2006-A10

Reference Number: FXNEC8555 - Novation Confirmation
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 2 of 3

           Remaining Party:                     Bear Stearns Financial Products
                                                Inc.
           New Agreement (between Transferee
           and Remaining Party):                The Master Agreement as defined
                                                in the New Confirmation

3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

           Trade Date of Old Transaction:       July 24, 2006
           Effective Date of Old Transaction:   July 27, 2006
           Termination Date of Old Transaction: September 25, 2014

4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:        Applicable, commencing on
                                                 July 27, 2006.

5.    Offices:

           Transferor:                           Not Applicable
           Transferee:                           Not Applicable
           Remaining Party:                      Not Applicable

The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning a facsimile of the fully-executed Novation Confirmation to 212-272-9857. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6223.

Reference Number: FXNEC8555 - Novation Confirmation
Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee created under the Pooling and Servicing Agreement dated as of July 1, 2006 in respect of Residential Asset Securitization Trust 2006-A10
July 27, 2006
Page 3 of 3

BEAR STEARNS FINANCIAL PRODUCTS INC.    GOLDMAN SACHS CAPITAL MARKETS, L.P.



By: /s/ Leticia Chevere                 By: /s/ Steve Schultz
    -------------------                     -----------------
    Name: Leticia Chevere                   As authorized agent or officer for
    Title: Authorized Signatory             Goldman Sachs Capital Markets,
    Date: 8/3/06                            L.P.
                                            Name: Steve Schultz
                                            Title: Vice President
                                            Date

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS
INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE CREATED
UNDER THE POOLING AND SERVICING AGREEMENT DATED AS
OF JULY 1, 2006 IN RESPECT OF  RESIDENTIAL ASSET
SECURITIZATION TRUST 2006-A10



By:  /s/ Jennifer Hermansader
     ------------------------

     Name: Jennifer Hermansader
     Title: Associate
     Date: 8/9/06



By:  /s/ Marion Hogan
     ----------------

     Name: Marion Hogan
     Title: Associate
     Date


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